TRADE AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2017
TRADE AND OTHER PAYABLES
TRADE AND OTHER PAYABLES

27.  TRADE AND OTHER PAYABLES

ACCOUNTING POLICY

Trade and other payables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest method.

Provision is made for employee entitlement benefits accumulated as a result of employees rendering services up to the reporting date. Liabilities arising in respect of wages and salaries, annual leave and other benefits due to be settled within 12 months of the reporting date are measured at rates which are expected to be paid when the liability is settled. Termination benefits are expensed at the earlier of when the Group can no longer withdraw the offer of those benefits and when the Group recognises costs for a restructuring. If benefits are not expected to be settled wholly within 12 months of the reporting date, then they are discounted.

All other employee entitlement liabilities are measured at the present value of estimated payments to be made in respect of services rendered up to reporting date.

Figures in million - SA rand	2017	2016	2015
Trade creditors	1,728.1	1,121.3	508.7
Accruals and other creditors	2,380.6	1,971.4	873.3
Payroll creditors	1,253.5	867.7	797.8
Leave pay accrual	1,160.5	1,110.7	553.8
Other	167.7	109.4	25.8
Total trade and other payables	6,690.4	5,180.5	2,759.4